Other Assets	12 Months Ended
Dec. 31, 2011
Other Assets Disclosure [Abstract]
Other Assets

NOTE 8

other assets

The following is a summary of other assets as of December 31:

(Millions)	2011	2010
Goodwill	$3,172	$2,639
Deferred tax assets, net(a)	2,875	3,397
Prepaid expenses(b)	2,378	1,802
Other intangible assets, at amortized cost	1,149	972
Derivative assets(a)	915	1,071
Restricted cash(c)	584	4,172
Other	1,582	1,315
Total	$12,655	$15,368

  Refer to Notes 17 and 12 for a discussion of deferred tax assets, net, and derivative assets, respectively, as of December 31, 2011 and 2010. Derivative assets reflect the impact of master netting agreements.
  Includes prepaid miles and reward points acquired primarily from airline partners of approximately $1.8 billion and $1.2 billion, as of December 31, 2011 and 2010, respectively, including approximately $1.5 billion and $0.8 billion, respectively, from Delta.
  Includes restricted cash of $0.2 billion and $3.7 billion, respectively, as of December 31, 2011 and 2010, which is primarily held for certain asset-backed securitization maturities.

goodwill

Goodwill represents the excess of acquisition cost of an acquired company over the fair value of assets acquired and liabilities assumed. The Company assigns goodwill to its reporting units for the purpose of impairment testing. A reporting unit is defined as an operating segment, or a business that is one level below an operating segment for which discrete financial information is regularly reviewed by the operating segment manager. The Company evaluates goodwill for impairment annually as of June 30 and between annual tests if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. The goodwill impairment test utilizes a two-step approach. The first step identifies whether there is potential impairment by comparing the fair value of a reporting unit to the carrying amount, including goodwill. If the fair value of a reporting unit is less than its carrying amount, the second step of the impairment test is required to measure the amount of any impairment loss. As of December 31, 2011 and 2010, goodwill was not impaired and there were no accumulated impairment losses.

Goodwill impairment testing involves management judgment, requiring an assessment of whether the carrying value of the reporting unit can be supported by its fair value using widely accepted valuation techniques. The Company uses a combination of the income approach (discounted cash flow method) and market approach (market multiples).

When preparing discounted cash flow models under the income approach, the Company uses internal forecasts to estimate future cash flows expected to be generated by the reporting units. Actual results may differ from forecasted results. The Company uses the expected cost of equity financing, estimated using a capital asset pricing model, to discount future cash flows for each reporting unit. The Company believes the discount rates used appropriately reflect the risks and uncertainties in the financial markets generally and specifically in the Company's internally developed forecasts. Further, to assess the reasonableness of the valuations derived from the discounted cash flow models, the Company also analyzes market-based multiples for similar industries of the reporting unit, where available.

The changes in the carrying amount of goodwill reported in the Company's reportable operating segments and Corporate & Other were as follows:

					Corporate &
(Millions)	USCS	ICS	GCS	GNMS	Other	Total
Balance as of January 1, 2010	$175	$512	$1,547	$28	$66	$2,328
Acquisitions(a)	―	―	―	131	184	315
Dispositions	―	―	(2)	―	―	(2)
Other, including foreign currency translation	―	(1)	(1)	―	―	(2)
Balance as of December 31, 2010	$175	$511	$1,544	$159	$250	$2,639
Acquisitions(b)	―	538	―	1	20	559
Dispositions	―	―	(1)	―	―	(1)
Other, including foreign currency translation	―	(26)	―	―	1	(25)
Balance as of December 31, 2011	$175	$1,023	$1,543	$160	$271	$3,172

  Comprised of $131 million and $184 million for the acquisition of Accertify Inc. and Revolution Money Inc., respectively. Refer to Note 2 for further discussion.
  Primarily comprised of $538 million for the acquisition of Loyalty Partner. Refer to Note 2 for further discussion.

other intangible assets

Intangible assets are amortized over their estimated useful lives of 1 to 22 years. The Company reviews intangible assets for impairment quarterly and whenever events and circumstances indicate that their carrying amounts may not be recoverable. In addition, on an annual basis, the Company performs an impairment evaluation of all intangible assets by assessing the recoverability of the asset values based on the cash flows generated by the relevant assets or asset groups. An impairment is recognized if the carrying amount is not recoverable and exceeds the asset's fair value.

The components of other intangible assets were as follows:

The components of other intangible assets were as follows:

	2011			2010
(Millions)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships(a)	$1,223	$(407)	$816	$1,125	$(332)	$793
Other	445	(112)	333	262	(83)	179
Total	$1,668	$(519)	$1,149	$1,387	$(415)	$972

  Includes intangibles acquired from airline partners of $410 million and $478 million as of December 31, 2011 and 2010, respectively, including approximately $195 million and $230 million, respectively, from Delta.

Amortization expense for the years ended December 31, 2011, 2010 and 2009 was $189 million, $176 million and $140 million, respectively. Intangible assets acquired in 2011 and 2010 are being amortized, on average, over 13 years and 8 years, respectively.

Estimated amortization expense for other intangible assets over the next five years is as follows:

(Millions)	2012	2013	2014	2015	2016
Estimated amortization expense	$200	$190	$165	$146	$120

other

The Company had $332 million and $197 million in affordable housing partnership interests as of December 31, 2011 and 2010, respectively, included in other assets in the table above. The Company is a limited partner and typically has a less than 50 percent interest in the affordable housing partnerships. These partnership interests are accounted for in accordance with GAAP governing equity method investments and joint ventures.